SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                   ----------
                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (Date of earliest event reported):
                                  June 24, 1996
                                   ----------


                          GT INTERACTIVE SOFTWARE CORP.
             (Exact name of registrant as specified in its charter)




            DELAWARE                      0-27338                 13-3689915
(State or other jurisdiction of   (Commission file number)     (I.R.S. employer
 incorporation or organization)                              identification no.)





    16 EAST 40TH STREET, NEW YORK, NY                                10016
(Address of principal executive offices)                          (Zip code)





       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 726-6500


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Item 2. Acquisition or Disposition of Assets.

(a)  Acquisition of WizardWorks Group, Inc.

     Pursuant to the terms of the Agreement and Plan of the Reorganization, dated June 24, 1996 (the "Agreement"), by and among GT Interactive Software Corp., a Delaware corporation (the "Company"), GT Acquisition Sub, Inc. ("GT Sub") a wholly owned subsidiary of the Company, WizardWorks Group Inc., a Minnesota corporation ("WizardWorks"), GT Sub merged with and into WizardWorks, with WizardWorks surviving the merger. At the effective time of the merger (the "Effective Time"), the separate existence of GT Sub ceased and WizardWorks became a wholly owned subsidiary of the Company. At the Effective Time all common shares of WizardWorks issued and outstanding immediately prior thereto were converted into 2.35 million newly issued shares of the Company's common stock.

     The foregoing description of the terms and provisions of the above applicable Agreement is qualified in its entirety by reference to the Agreement, filed herein.

(b) Assets constituting plant, equipment or other physical property acquired by the Company in the above detailed merger were used by WizardWorks in the developing, publishing, marketing and sale of software products for use on personal computers. The Company currently intends to use these assets in the same manner in which they were used prior to the Company's acquisition of WizardWorks.

Item 5. Other Events.

     Acquisition of Candel, Inc.

     Pursuant to the terms of the Agreement and Plan of the Reorganization, dated June 28, 1996, by and among the Company, GT Acquisition Corp. ("GT Corp.") a wholly owned subsidiary of the Company, Candel, Inc., a Delaware corporation ("Candel"), GT Corp. merged with and into Candel, with Candel surviving the merger. At the effective time of the merger (the "Effective Time"), the separate existence of GT Corp. ceased and Candel became a wholly owned subsidiary of the Company. At the Effective Time all common shares of Candel issued and outstanding immediately prior thereto were converted into 1,032,777 newly issued shares of the Company's common stock.


Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. Pursuant to Rule 210-3.05(b) of Regulation S-X the following financial statements of WizardWorks Group are filed herewith as Exhibit 99.3 hereto:
          Independent  auditors'  report
          Combined Balance Sheet as of March 31, 1996


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          Combined Statements of Income and Retained Earnings for the year ended
               March 31, 1996
          Combined Statement of Cash Flows for the year ended March 31, 1996 Combined Notes to Financial Statements

(b) Pro forma financial information. The Company requests an extension of time to file the required financial statements as it is impracticable to file this information within the fifteen day time period. The Company intends to file the financial statements as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996.

(c)  Exhibits

Exhibit No.   Description
- -----------   -----------

2.1           Agreement and Plan of Reorganization By and Among GT
              Interactive Software Corp., GT Acquisition Sub, Inc., WizardWorks Group, Inc. and the Stockholders dated June 24, 1996.
2.2           Escrow Agreement By and Among GT Interactive Software Corp.,
              Paul D. Rinde, as the Stockholder Representative of WizardWorks Group, Inc., and Republic National Bank of New York, as Escrow Agent, dated June 29, 1996.
99.1          Form of Press Release issued by the Company dated June 25, 1996.
99.2          Form of Press Release issued by the Company dated July 1, 1996.
99.3          Financial statements of WizardWorks Group.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                              GT INTERACTIVE SOFTWARE CORP.




                                              By:/s/    RONALD CHAIMOWITZ
                                                 ------------------------
                                                   Ronald Chaimowitz
                                                   Chief Executive Officer and
                                                   Director
                                                   Date:  July 9, 1996


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                                      INDEX


Exhibit No.   Description
- -----------   -----------
2.1           Agreement and Plan of Reorganization By and Among GT
              Interactive Software Corp., GT Acquisition Sub, Inc., WizardWorks
              Group, Inc. and the Stockholders dated June 24, 1996.
2.2           Escrow Agreement By and Among GT Interactive Software Corp.,
              Paul D. Rinde, as the Stockholder Representative of WizardWorks
              Group, Inc., and Republic National Bank of New York, as Escrow
              Agent, dated June 29, 1996.
99.1          Form of Press Release issued by the Company dated June 25, 1996.
99.2          Form of Press Release issued by the Company dated July 1, 1996.
99.3          Financial statements of WizardWorks Group.